CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
REVENUE:
Sales - devices and disposables	$ 605	$ 564
Cost of goods sold	493	537
Gross Profit (loss)	112	27
Contract and grant revenue	0	42
OPERATING EXPENSES:
Research and development	733	1,477
Sales and marketing	393	718
General and administrative	2,806	4,101
Total operating expenses	3,932	6,296
Operating loss	(3,820)	(6,227)
OTHER INCOME (EXPENSES)
Other income	68	74
Interest expense	(1,895)	(1,317)
Change in fair value of warrants	1,677	568
Total other income (expenses)	(150)	(675)
LOSS FROM OPERATIONS	(3,970)	(6,902)
PROVISION FOR INCOME TAXES	0	0
NET LOSS	(3,970)	(6,902)
DEEMED DIVIDENDS	0	(1,263)
PREFERRED STOCK DIVIDENDS	(1,025)	(1,338)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$ (4,995)	$ (9,503)
BASIC AND DILUTED NET LOSS PER SHARE ATTRIBUTABLE TO COMMON STOCKHOLDERS	$ (24.62)	$ (5,939.38)
WEIGHTED AVERAGE SHARES OUTSTANDING	203	2